LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 26, 2015

TO THE PROSPECTUS OF

PERMAL ALTERNATIVE CORE FUND,

DATED MAY 1, 2015

The following text is added to the section of the fund’s Prospectus titled “More on fund management – Portfolio managers” to update the members of the Permal Investment Committee to include Javier F. Dyer:

Javier F. Dyer, Senior Investment Officer and Deputy Chief Investment Officer, Permal Group

Javier F. Dyer is Deputy Chief Investment Officer and a lead Portfolio Manager for the Permal Group, as well as Senior Investment Officer on the Investment Committee. He is responsible for a number of client accounts with credit/event driven mandates and a member of the portfolio management team. Responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage fixed income, event driven and credit related strategies. He has been with the Permal Group since 2003. From 1999 to 2001, Mr. Dyer was a credit analyst for Atlantic Security Bank (now known as Credicorp Securities Inc.) in Miami where he supervised $300 million in emerging markets and high yield debt securities. Prior to that time, Mr. Dyer was a credit analyst at Banco de Credito del Peru in Lima, Peru. Mr. Dyer holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania (2003). He also holds a B.S. in Business Administration with a major in finance from Universidad de Lima, Peru (1996).

Please retain this supplement for future reference.

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